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                                                                   EXHIBIT 10.10

                                    ADDENDUM
                   TO SUPPLY AGREEMENT DATED MARCH 25TH, 2004

             ENTERED INTO AND SIGNED ON THIS 30TH DAY OF JUNE, 2004

BY AND BETWEEN:        OMRIX BIOPHARMACEUTICALS LTD.
                       whose address for the purposes hereof is:
                       MDA Blood center
                       Tel Hasbomer Hospital
                       Kiryat Ono Israel
                       (Hereinafter referred to as: "OMRIX")

                                                              OF THE FIRST PART;

                                       AND

                       PLASTMED LTD. REG. NO. 51-352193-7
                       a company registered in Israel,
                       whose address for the purposes hereof is at 5 Beit Harishomm St.
                       Emek Hefer Industrial Zone 388 00
                       (Hereinafter referred to as: "PLASTMED")

                                                             OF THE SECOND PART:

WHEREAS: The Parties have entered on March 25th, 2004 into a manufacture and supply AGREEMENT (hereinafter the "AGREEMENT") of Quixil application Devices (as defined in the Agreement); and

WHEREAS: The parties wish to amend certain provisions of the Agreement relating to the molds required for the manufacture of the Devices and terms of payment relating thereto, as more fully set forth in this Addendum to the Agreement (the "ADDENDUM").

NOW THEREFORE IT IS AGREED, DECLARED AND STIPULATED BETWEEN THE PARTIES AS
FOLLOWS:

1. The Preamble to this Addendum forms an integral part hereof and shall be binding upon the parties as the Addendum itself.

2. This Addendum forms an integral part of the Agreement, and unless specifically amended herewith, the provisions of the Agreement shall be binding upon the parties hereto and shall remain in full force and effect.

3. Without prejudice to the provisions of Section 5.2 of the Agreement and notwithstanding any other provision or the Agreement or the contrary, it is agreed that PlastMed is solely and fully responsible for the design and planning of the mold, and that the molds will be ready for manufacture of the Devices in not later than 7 (seven) months as of the signing date of the Agreement.


      PORTIONS OF THIS EXHIBIT MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.

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                                       2

      In view of the passage of time since the date the Agreement was executed by the Parties, the Parties hereby agree that all dates and periods mentioned therein shall be deemed as postponed and delayed by six weeks.

4.    Payment terms of the amount of (euro) *** (*** Euro) described in
      Section 5.2 of the Agreement are hereby replaced with the following terms:

      4.1. (euro) *** (*** Euro) designated to cover setup and local expenses, shall be paid in advance upon the signing of this Addendum.

      4.2. The balance in the amount of (euro) *** (*** Euro) shall be paid within 30 days of signature hereof (the "BALANCE PAYMENT DATE"), against the receipt of" autonomous bank guaranties, as stipulated below, issued by one of the leading bank in Israel, in the form attached as ANNEX A hereto:

            4.2.1.A Bank Guarantee, in the form attached as ANNEX A hereto
                  (hereinafter: a "BANK GUARANTY"), in the amount of (euro) *** (*** Euro), valid for a period of 20 (TWENTY) WEEKS commencing upon the Balance Payment Date.

                  Without prejudice to the autonomous nature of this Bank Guaranty, Omrix may exercise this Bank Guaranty in the event of failure by PlastMed to supply Omrix detailed design drawings for the following molds Vial Cup 2.5 ml, Vial holder, syringe body and valve care within 14 (fourteen) weeks of the date hereof all in accordance with the amended provisions of the Agreement and the Technical Specifications, attached as Annex A thereto.

                  In the event the above design drawings were delivered on time, Omrix shall have a period of 2 (two) weeks from receipt of such detailed design drawings, to approve or disapprove whether they comply with the Technical Specifications attached as Annex A to the Agreement.

                  In the event of an approval notice, Omrix shall return immediately the Guaranty to PlastMed. In the event of a disapproval notice Omrix shall give written details as to the nature of the disapproval including any and all defect and / or flaws ("DETAILS OF DISAPPROVAL) and PlastMed shall take all actions required in order to correct and amend same within a period of 4 (four) weeks commencing upon the receipt of the Details of Disapproval. Upon the end of such 4 (four) weeks period Omrix shall be entitled to exercise this Bank Guaranty only if PlastMed failed to amend the defects and / or flaws. In any other event, Omrix shall return the Bank Guaranty immediately to PlastMed.
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                                       3

            4.2.2. A Bank Guarantee in the amount of (euro) *** (*** Euro), valid for a period of 20 (TWENTY) WEEKS commencing upon the Balance Payment Date.

                        Without prejudice to the autonomous nature of this Bank Guaranty, Omrix may exercise this Bank Guaranty in the event of failure by PlastMed to supply detailed design drawings for the syringe holder molds within 14 (fourteen) weeks of the date hereof all in accordance with the amended provisions of the Agreement and the Technical Specifications attached as Annex A thereto.

                        In the event the above design drawings were delivered on time, Omrix shall have a period of 2 (two) weeks of receipt of such detailed design drawings, to approve or disapprove whether they comply with the Technical Specifications attached as Annex A to the Agreement.

                        In the event of an approval notice, Omrix shall return immediately the Guaranty to PlastMed. In the event of a disapproval notice Omrix shall give written details as to the nature of the disapproval including any and all defect and or flaws ("DETAILS OF DISAPPROVAL") and PlastMed shall take all actions required in order to correct and amend same within a period of 4 (four) weeks commencing upon the receipt of the Details of Disapproval. Upon the end of such 4 (four) weeks period Omrix shall be entitled to exercise this Bank Guaranty only if PlastMed failed to amend the defects and / or flaws. In any other event, Omrix shall return the Bank Guaranty immediately to PlastMed.

            4.2.3. A Bank Guarantee in the amount of (euro) *** (*** Euro), valid for a period of 35 (THIRTY FIVE) WEEKS commencing upon the Balance Payment Date.

                        Without prejudice to the autonomous nature of this Bank Guaranty, Omrix may exercise this Bank Guaranty in the event of failure by PlastMed to have the following molds supplied: Vial Cup 2.5ml, Vial holder, syringes body and valve core within 30 (thirty) weeks of the date hereof all in accordance with the amended provisions of the Agreement and the Technical Specifications attached as Annex A thereto.

                        In the event the above molds were delivered on time, Omrix shall have a period of 2 (two) weeks of receipt of notice of such delivery, to approve or disapprove whether the molds comply with the Technical Specifications attached as Annex A to the Agreement.

                        In the event of an approval notice, Omrix shall return immediately the Guaranty to PlastMed. In the event of a disapproval notice Omrix shall give written details as to the

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                                       4

                        nature of the disapproval including my and all defect and or flaws ("DETAILS OF DISAPPROVAL") and PlastMed shall take all actions required in order to correct and amend same within a period of 4 (four) weeks commencing upon the receipt of the Details of Disapproval. Upon the end of such 4 (four) weeks period Omrix shall be entitled to exercise this Bank Guaranty only if PlastMed failed to amend the defects and / or flaws. In any other event, Omrix shall return the Bank Guaranty immediately to PlastMed.

            4.2.4. A Bank Guarantee in the amount of (euro) *** (*** Euro), valid for a period of 37 (THIRTY SEVEN) WEEKS commencing upon the Balance Payment Date.

                        Without prejudice to the autonomous nature of this Bank Guaranty, Omrix may exercise this Bank Guaranty in the event of failure by PlastMed to have the molds for the syringes holder set supplied within 30 (thirty) weeks of the date hereof all in accordance with the amended provisions of the Agreement and the Technical Specifications attached as Annex A thereto.

                        In the event the above molds were delivered on time, Omrix shall have a period of 2 (two) weeks of receipt of notice of such delivery, to approve or disapprove whether the molds comply with the Technical Specifications attached as Annex A to the Agreement.

                        In the event of an approval notice, Omrix shall return immediately the Guaranty to PlastMed.

                        In the event of a disapproval notice Omrix shall give written details as to the nature of the disapproval including any and all defect and / or flaws ("DETAILS OF DISAPPROVAL") and PlastMed shall take all actions required in order to correct and amend same within a period of four (four) weeks commencing upon the receipt of the Details of Disapproval Upon the end of such 4
                        (four) weeks period Omrix shall of entitled to exercise this Bank Guaranty only if PlastMed failed to amend the defects and / or flaws. In any other event Omrix shall return the Bank Guaranty immediately to PlastMed.

            4.2.5. A Bank Guarantee in the amount of (euro) *** (*** Euro), valid for a period of 44 (forty four) WEEKS commencing upon the Balance Payment Date.

                        Without prejudice to the autonomous nature of this Bank Guaranty, Omrix may exercise this Bank Guaranty in the event of failure by PlastMed to timely supply the first Purchase Order of Devices, all in accordance with the amended provisions of the Agreement and the Technical Specifications attached as Annex A thereto.

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                                       5

                        In the event of timely delivery, Omrix shall have a period of 4 (four) weeks to approve or disapprove whether the Devices comply with the Technical Specifications attached as Annex A to the Agreement.

                        In the event of an approval notice, Omrix shall return immediately the Guaranty to PlastMed.

                        In the event of a disapproval notice, Omrix shall give written details as to the nature of the disapproval including any and all defect and / or flaws ("DETAILS OF DISAPPROVAL") and PlastMed shall take all actions required in order to correct and amend same within a period of 4 (four) weeks commencing upon the receipt of the Details of Disapproval Upon the end of such 4 (four) weeks period Omrix shall be entitled to exercise this Bank Guaranty only if PlastMed failed to amend the defects and / or flaws. In any other event Omrix shall return the Bank Guaranty immediately to PlastMed.

            For the avoidance of doubt, in the event that Omrix has not delivered PlastMed with a written notice of approval or disapproval (as the case may be) within the periods prescribed above ("DELAY"), all periods and corresponding time bars in the Agreement shall be postponed and extended respectively, to reflect any such Delay.

      4.3. Omrix shall reimburse PlastMed for half of the Bank Guaranty expenses

      4.4. For avoidance of doubt exercise by Omrix of any or all of the Bank Guaranties shall not derogate from any right and/or remedy it may have under the Agreement and/or the Law, provided that, in any event, Omrix shall not be entitled to receive or demand the molds, as prescribed in section 5.6 of the Agreement, until after due payment of the entire sum in section 4 above and after it has returned all the un-exercised Bank Guarantees detailed in sub-sections 4.2.1-4.2.5

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SIGNED THIS ADDENDUM:

 /s/ Authorized Officer              /s/ Nissim Mashiach  /s/ Michael Burshtine
-----------------------              ------------------------------------------
       PLASTMED                                       OMRIX
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                                       6

                                    ANNEX A
                                 BANK GUARANTEE

Issuing Bank:

________________
__________ branch,
Tel Aviv, ISRAEL
(the "BANK")

To:
Omrix Biopharmaceuticals Ltd.
MDA Blood center
Tel Hashomer Hospital
Kiryat Ono, Israel
(the "BENEFICIARY")

We hereby establish our irrevocable autonomous Bank Guarantee No.________ (the "GUARANTEE") in favor of OMRIX BIOPHARMACEUTICALS LTD. (hereinafter the "BENEFICIARY"), at the request and for the account of PlastMed Ltd. (hereinafter "PLASTMED") with regard to the Agreement between the Beneficiary and PlastMed dated March 25th, 2004 and amended on June ____, 2004.

Accordingly, we hereby guarantee and undertake to pay the Beneficiary in accordance with the terms hereof, a sum which shall not exceed the amount of ____________________________Euro ((euro)_______), within 7 (seven) working days from receipt of a written original demand duly signed by the Beneficiary.

This Guarantee shall come into force upon remittance by the Beneficiary to PlastMed's designated account of (euro) *** (*** Euro) and will expire by_______, and will be considered null and void whether or not it is returned to us.

This Guarantee is neither transferable nor assignable in any way whatsoever.

This Guarantee shall be governed by and construed according to the laws of the State of Israel. Any dispute arising under or in relation to this Guarantee shall be resolved solely and exclusively in the Tel-Aviv-Jaffa competent courts, and each of the parties hereby submits irrevocably to the jurisdiction of such courts.

All notices and other communications required or permitted hereunder to be given to the Bank shall be in writing in the Hebrew or in the English language and shall be mailed by registered mail, or otherwise delivered by courier, by hand or by messenger addressed to Bank's address at_____________________________ , Tel-Aviv or at such Other address as the Bank shall notify each other party in writing as above provided.

Yours faithfully,

________________